SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



    Date of Report (Date of Earliest Event Reported):          June 19, 2002




                         CONSUMERS FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



      Pennsylvania                     0-2616                   23-1666392
(State or Other Jurisdiction   (Commission File No.)          (I.R.S. Employer
       of Incorporation)                                     Identification No.)



1513 Cedar Cliff Drive, Camp Hill, Pennsylvania                   17011
    (Address of Principal Executive Offices)                    (Zip Code)



                                  717-730-6306
              (Registrant's Telephone Number, Including Area Code)


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                             FORM 8-K CURRENT REPORT


ITEM  5.         OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

     On June 19, 2002, Consumers Financial Corporation (the "Company") completed the sale of its wholly-owned subsidiary, Consumers Life Insurance Company ("Consumers Life"), to Black Diamond Insurance Group, Inc., a Delaware corporation with offices in Wilmington, Delaware and Tampa, Florida ("Black Diamond"). The Company received cash in the amount of $1,548,846 as consideration for the sale of its only remaining subsidiary. These proceeds consisted of $1,298,846 for the value of the underlying net assets of Consumers Life plus $250,000 for the subsidiary's state insurance licenses.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CONSUMERS  FINANCIAL  CORPORATION
                                                         Registrant




Date:      June  24,  2002             By  /S/ James C. Robertson
         ---------------                   -----------------------------
                                           James C. Robertson
                                           President and Chief Executive Officer




Date      June  24, 2002               By  /S/ R. Fredric Zullinger
         ---------------                   -----------------------------
                                           R. Fredric Zullinger
                                           Senior Vice President and
                                           Chief Financial Officer


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